Execution Copy


                               FOURTH AMENDMENT

                  This Fourth Amendment (the "Amendment") is dated as of October 4, 2004 among GFSI, Inc., a Delaware corporation (the "Borrower"), GFSI Holdings, Inc., a Delaware corporation ("Holdings"), each of the financial institutions party thereto (such financial institutions, together with their successors and assigns, are referred to herein each individually as a "Lender" and collectively as the "Lenders"), and Bank of America, N.A., as agent for the Lenders (in its capacity as agent, the "Agent").

                                   Recitals

                  Borrower, Holdings, Lenders and Agent have entered into that certain Credit Agreement dated as of March 28, 2002 (as it has been or may hereafter be amended, restated, supplemented, extended or otherwise modified, the "Credit Agreement"), and

                  Borrower, Holdings, Agent and Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

                                   Agreement

                  Therefore, in consideration of the mutual execution of this Amendment and other good and valuable consideration, the parties to this Amendment agree as follows:

                  1. Definitions. Capitalized terms that are used in this Amendment but are not otherwise defined in this Amendment have the meanings ascribed to them in the Credit Agreement.

                  2. Amendments to Credit Agreement.

                     (a) The definition of "Fixed Asset Amount" set forth in Annex A to Credit Agreement is hereby amended and restated to read in its entirety as follows:

                         "Fixed Asset Amount" means an amount equal to
                  $8,720,000; provided, however, that such amount shall decrease by $500,000 on the first day of each calendar quarter, commencing on the calendar quarter beginning on October 1, 2004. The Fixed Asset Amount shall increase by an additional amount equal to the lesser of (i) 70% of the appraised fair market value of the Real Estate owned by Borrower located at 1500 Industrial Avenue, Bedford, Taylor County, Iowa (the "Bedford Property") or (ii) $329,000 at such time when Agent shall have received each of the following agreements and documents in respect of the Bedford Property, in form and substance reasonably satisfactory to the Agent and the Lenders in their sole discretion: (i) duly executed first-priority Mortgage by Borrower in favor of Agent and related UCC fixture filing, (ii) survey and title insurance policy, (iii) flood certificates, (iv) Phase I environmental site assessment, (v) a legal opinion of an Iowa local counsel reasonably satisfactory to Agent and Lenders, (v) an appraisal in form and substance, and prepared by an appraiser reasonably satisfactory to Agent, Lenders and Borrower, and (vi) any other documents, agreements or certificates reasonable requested by Agent or Lenders in connection therewith.

                                                                Execution Copy


                     (b) The definition of "Stated Termination Date" set forth in Annex A to Credit Agreement is hereby amended and restated to read in its entirety as follows:

                         "Stated Termination Date" means January 15, 2007 or
                  the date to which this Agreement is extended pursuant to
                  Section 10.1.

                  3. Conditions to Effectiveness. This Amendment shall become effective when each of the following conditions precedent has been met:

                     (a) Amendment. Each of Agent, Borrower, Holdings and Lenders shall have delivered to Agent duly executed counterparts to this Amendment; and

                     (b) Reaffirmation of Guaranty. Holdings shall have executed and delivered to Agent the Reaffirmation of Guaranty attached to this Amendment.

                  4. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Amendment, each of Borrower and Holdings hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

                     (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment (determined as if all references to "Closing Date" were references to October 4, 2004), except to the extent that any such representations and warranties expressly relate to an earlier date;

                     (b) the execution, delivery and performance by Borrower and Holdings of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment, and the Credit Agreement is the legal, valid and binding obligation of Borrower and Holdings enforceable against Borrower and Holdings in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

                     (c) neither the execution, delivery and performance of this Amendment by Borrower and Holdings, the performance by Borrower and Holdings of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's or Holdings' certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower, Holdings or any of their Subsidiaries is a party or by which Borrower, Holdings or any of their Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

                                                                Execution Copy


                     (d) No Default or Event of Default has occurred and is continuing.

                  5. Reference to and Effect Upon the Credit Agreement.

                     (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

                     (b) The amendments set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

                  6. Costs and Expenses. As provided in Section 13.7 of the Credit Agreement, Borrower will reimburse Agent for all reasonable costs and expenses that Agent incurs (including reasonable attorneys' costs) in connection with the preparation, execution, delivery and administration of this Amendment (and the other documents to be delivered in connection with this Amendment).

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

                  9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

             [The remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties to this Amendment have caused it to be duly executed as of the day and year first above written.

                                  "BORROWER"

                                  GFSI, INC.


                                  By: /s/ J. Craig Peterson
                                     -----------------------------------------
                                  Name:    J. Craig Peterson
                                       ---------------------------------------
                                  Title:   CFO
                                        --------------------------------------


                                  "HOLDINGS"

                                  GFSI HOLDINGS, INC.


                                  By: /s/ J. Craig Peterson
                                     -----------------------------------------
                                  Name:    J. Craig Peterson
                                       ---------------------------------------
                                  Title:   CFO
                                        --------------------------------------


































                                      S-1
         [Signature Page to the Fourth Amendment to Credit Agreement]

                                  "AGENT"

                                  BANK OF AMERICA, N.A., as the Agent


                                  By:      /s/ Dan Petrik
                                     -----------------------------------------
                                  Name:    Dan Petrik
                                       ---------------------------------------
                                  Title:   V.P.
                                        --------------------------------------

                                  "LENDERS"

                                  BANK OF AMERICA, N.A., as a Lender


                                  By:      /s/ Dan Petrik
                                     -----------------------------------------
                                  Name:    Dan Petrik
                                       ---------------------------------------
                                  Title:   V.P.
                                        --------------------------------------
































                                      S-2
         [Signature Page to the Fourth Amendment to Credit Agreement]

                                  THE CIT GROUP/COMMERCIAL
                                  SERVICES, INC., as a Lender


                                  By:      /s/ James R. Harris
                                     ----------------------------------------
                                  Name:    James R. Harris
                                       --------------------------------------
                                  Title:   VP
                                        -------------------------------------



































                                      S-3
         [Signature Page to the Fourth Amendment to Credit Agreement]

                                  U.S. BANK NATIONAL
                                  ASSOCIATION, as a Lender


                                  By:      /s/ Thomas Visconti
                                     -----------------------------------------
                                  Name:    Thomas Visconti
                                       ---------------------------------------
                                  Title:   Vice President
                                        --------------------------------------










































                                      S-4
         [Signature Page to the Fourth Amendment to Credit Agreement]

                           Reaffirmation of Guaranty

                  The undersigned Guarantor (i) hereby acknowledges the receipt of the Amendment, (ii) acknowledges and reaffirms all of Guarantor's obligations and undertakings under the Guaranty, dated as of March 28, 2002, between the undersigned and Agent (as amended, restated or otherwise modified from time to time, the "Guaranty"), and (iii) acknowledges and agrees that subsequent to, and taking into account such Amendment and the transactions contemplated thereby, the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

                                  GFSI HOLDINGS, INC.


                                  By:      /s/ J. Craig Peterson
                                     -----------------------------------------
                                  Name:    J. Craig Peterson
                                       ---------------------------------------
                                  Title:   CFO
                                        --------------------------------------






















                                      S-5
               [Signature Page to the Reaffirmation of Guaranty]